UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1776

Name of Registrant: Vanguard Wellesley Income Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – March 31, 2010

Item 1: Reports to Shareholders

Vanguard Wellesley® Income Fund
Semiannual Report

March 31, 2010

> For the six months ended March 31, 2010, Vanguard Wellesley Income Fund returned about 6%.

> The stock portion of the portfolio was most responsible for this return, although the fund’s bonds also managed a gain.

> Wellesley’s return exceeded that of its benchmark and the average return of peer funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended March 31, 2010
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	6.02%
Admiral™ Shares	6.03
Wellesley Composite Index	4.86
Mixed-Asset Target Allocation Conservative Funds Average	5.47

Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
September 30, 2009 , Through March 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$19.98	$20.75	$0.426	$0.000
Admiral Shares	48.41	50.26	1.055	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Wellesley Income Fund, which celebrates its 40th anniversary this year, posted commendable results for the six months ended March 31. The fund returned about 6%, ahead of its benchmark, the Wellesley Composite Index, and its peers.

While Wellesley benefited from the stock market’s continued recovery, its success against its benchmark and peers is a tribute to the skill of its advisor, Wellington Management Company. For the six-month period, the fund’s equity portfolio gained 13.00%, compared with about 9% for the stock portion’s benchmark, the FTSE High Dividend Yield Index. Its bond portfolio returned about 2%, slightly behind its benchmark, the Barclays Capital U.S. Credit A or Better Bond Index. Bonds usually represent about 60% to 65% of Wellesley’s assets, and stocks about 35% to 40%.

Wellesley’s 30-day SEC yield for Investor Shares fell to 3.22% as of March 31, from 5.47% a year earlier, and the yield for Admiral Shares dropped to 3.32% from 5.56%, a reflection of both rising stock prices and cuts in corporate dividends.

Stock market rally continued despite a few minor setbacks
After a steep but short-lived decline, stocks resumed their uphill trek in February. The broad U.S. stock market ended the six- month period up about 12%. Since stocks began their historic recovery in March just over a year ago, U.S. equities have risen more than 70%.

During the six months, small-capitalization companies outperformed larger-cap companies, while growth stocks trumped their value counterparts, though the differences weren’t all that significant.

Foreign stocks didn’t fare as well as domestic stocks, but still ended the period on a positive note. Investors’ concerns about Greece’s creditworthiness, as well as that of economies such as Spain and Portugal, weighed on the European markets. In Asia, possible changes to China’s monetary policies and weakness in the Japanese market hindered results. Emerging-market stocks, which made a quick and substantial recovery from the global financial crisis, continued to outperform developed-market stocks.

Investors still favored riskier bond options
The broad U.S. taxable bond market returned about 2% for the period, as investors continued to prefer higher-risk corporate bonds over government issues. The broad municipal bond market returned 0.28%. The yields of longer-term U.S. Treasury bonds rose, while those of the shortest-term securities remained near 0%.

The Federal Reserve Board has kept its target for short-term interest rates unchanged at 0% to 0.25% since December 2008 and has said that it expects to maintain that rate for “an

Market Barometer

			Total Returns
		Periods Ended March 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.11%	51.60%	2.31%
Russell 2000 Index (Small-caps)	13.07	62.76	3.36
Dow Jones U.S. Total Stock Market Index	12.48	52.88	2.82
MSCI All Country World Index ex USA (International)	5.51	61.67	6.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.99%	7.69%	5.44%
Barclays Capital Municipal Bond Index	0.28	9.69	4.58
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.13	2.76

CPI
Consumer Price Index	0.77%	2.31%	2.40%

extended period.” In late February, Fed Chairman Ben Bernanke said that low interest rates were still necessary to help the economy recover, but that the central bank would be ready to tighten credit “at the appropriate time.” The Fed has, however, begun to wind down credit programs established during the financial crisis.

Expert stock selection sparked the fund’s return
The Wellesley Income Fund maintains a blend of high-quality, intermediate-term bonds and blue-chip stocks withabove-average dividend yields. While Wellesley’s bond component provides some protection in troubled markets, the fund’s stocks offer the potential for capital growth.

For the fiscal half-year ended March 31, Wellesley’s capital-growth component was in the driver’s seat. Wellington Management, which has a well-earned reputation for prudent stock selection, made timely investments in companies that languished during the financial crisis but flourished during the recovery. Wellington also dodged weaker-performing companies that haven’t participated in the rebound.

Skilled selection in the financial sector was a major reason the stock portfolio outpaced its benchmark. The advisor steered clear of Citigroup and Bank of America, two giant diversified institutions that have been slow to move troubled assets off their books. At the same time,

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.31%	0.21%	0.88%

The fund expense ratios shown are from the prospectus dated January 27, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the fund’s annualized expense ratios were 0.29% for Investor Shares and 0.19% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

the fund's stake in regional M&T Bank provided a boost. M&T was one of the few large banks not to cut its dividend during the financial crisis.

Wellesley’s industrials sector also received a lift from strong stock choices and the improvement in the economy. Companies responded to global demand by ramping up production, and a combination of cost-cutting and increased sales boosted profitability. For example, Eaton, a diversified industrial manufacturer, made a sizable contribution to the fund’s return.

After industrials, the greatest contributions came from consumer discretionary stocks. As consumers’ confidence improved, they began spending again on home improvements, household goods, entertainment, apparel, and travel. Home Depot was one beneficiary. Shares of Stanley Black and Decker, the tool firm formed from Stanley’s recent acquisition of Black and Decker, also rallied on a premium buyout offer and an improved outlook for the construction industry.

The only sector in the fund with a negative return for the period was telecommunication services (about –1%), one of the smaller weightings and the only group to underperform its counterparts in the benchmark.

As mentioned earlier, the bond portion of the Wellesley Income Fund returned about 2% and slightly trailed its benchmark, the Barclays Capital U.S. Credit A or Better Bond Index. The advisor’s solid selections within the telecommunications industry were offset by an underweighting of the banking industry, whose bonds delivered solid returns.

A model of prudent investment for 40 notable years
Since it was launched on July 1, 1970, Vanguard Wellesley Income Fund has exemplified the principles of diversified, long-term, low-cost investing. The fund, founded by Wellington Management, joined Vanguard when we began operations in 1975. It has remained true to its balanced-fund mission by investing about two-thirds of its assets in high-quality bonds and about one-third in high-quality stocks.

Through the difficult bear market of the 1970s, the dot-com bust a decade ago, and the financial crisis of 2008–2009, Wellesley’s bond portfolio has muffled the stock market’s sometimes jarring results. When stocks held sway––as they did through most of the 1980s, 1990s, and even the last 12 months––Wellesley’s equities provided its shareholders opportunities for growth.

We encourage you to apply Wellesley’s time-tested principles to your own investment program: Invest for the long-term; build a well-balanced and diversified portfolio based on your goals, life stage, and risk tolerance; and keep costs low. Wellesley can play an important role in such a program.

On another matter, I would like to inform you that as of January 1, 2010, we completed a leadership transition that began in March 2008. I succeeded Jack Brennan as chairman of Vanguard and each of the funds. Jack has agreed to serve as chairman emeritus and senior advisor. Under Jack’s leadership, Vanguard has grown to become a preeminent firm in the mutual fund industry. Jack’s energy, his relentless pursuit of perfection, and his unwavering focus on always doing the right thing for our clients are evident every facet of Vanguard policy today.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 15, 2010

Advisor’s Report

The Wellesley Income Fund returned 6.02% for the six-month period ended March 31, ahead of its composite benchmark return of 4.86%. The fund’s fixed income holdings returned 2.23%, trailing the 2.43% return of the bond portfolio’s benchmark. The fund’s stock holdings returned 13.00% for the period, compared with their benchmark’s return of 9.20%.

Investment environment
March marked the one-year anniversary of recession-induced lows in global capital markets. Since that bottom in early 2009, risk assets have rebounded strongly, while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. During the first quarter of 2010, U.S. retail sales showed surprising strength and manufacturing data indicated improvements in both new orders and employment. Areas of weakness persist, however. U.S. employment, while stabilizing, remains moribund, contributing to continued weakness in consumer confidence. The housing market remains fragile, although declines appear to be moderating.

Government intervention has reduced systemic risk, and we believe that the recovery will be somewhat stronger than markets anticipate. Sluggish residential and commercial real estate markets, however, remain key headwinds. We believe that the Federal Reserve will keep its target for short-term interest rates low and that Treasury yields will remain range-bound in the near term. We continue to have a constructive view on risk assets as fundamentals have improved and valuations remain attractive.

While equity prices continued to increase during the first quarter, these gains were modest in comparison with the sharp initial moves off the March 2009 bottom. This moderation may signal a new phase in the economy and capital markets as we shift from a rally driven primarily by relief that a Depression-like scenario was avoided to a focus on security fundamentals and the headwinds faced by the global economy.

The fund’s successes
Wellesley’s bond portfolio delivered a positive absolute return for the last six months, driven primarily by security selection within the corporate bond sector.

The corporate bond market continued to rebound as banks raised capital and reduced risk in their loan portfolios and corporations strengthened their balance sheets. Another attractive sector we invested in was taxable municipal bonds, particularly in the Build America Bonds created by the government stimulus plan. A slightly overweight allocation to agency pass-through mortgage securities also contributed to returns, led by continued support from the Federal Reserve’s purchase program.

The stock portfolio’s performance was driven mainly by strong selection in the financial, industrial, and utilities sectors. Our largest financial holding, the Canadian-based bank Toronto-Dominion, gained on solid earnings reports. The shares are attractively valued and offer a reasonable yield, and the bank is much more financially sound than many of its U.S.-based peers. M&T Bank, Eaton Corporation, Dominion Resources, and Emerson Electric were also among the portfolio’s top contributing stocks during the period.

The fund’s shortfalls
In the bond portion of the fund, Treasury and government agency securities—which we held to maintain sufficient portfolio liquidity—detracted from returns, as sectors of the market with greater risk materially outperformed. The portfolio’s duration and yield curve posture also slightly reduced relative returns.

Stock selection within the consumer discretionary, telecommunication services, and energy sectors detracted from the equity portfolio. Within energy, shares of integrated oil company Total SA declined on weak production results—an ongoing issue for the company. We continue to retain our position. AT&T, the U.S. telecommunications giant, hindered performance as increased competition in the wireless business weighed on its share price. AT&T still has a competitive position, and shares should bounce back given its high dividend yield. HSBC, FPL Group, Exelon, and Taiwan Semiconductor were also among the portfolio’s largest detractors.

The fund’s positioning
The fund’s fixed income holdings continue to be of high quality, and we will continue to emphasize liquidity. With yield spreads recovering sharply in recent quarters, we are more inclined to hold Treasuries than other sectors for the fund’s liquidity needs. For example, we have significantly reduced our exposure to agency pass-through mortgage securities because valuations are less than fair. Within the corporate sector, we continue to find valuations attractive and are overweighted in insurance, REITs, and utilities, because corporate profitability is improving and technical demand trends for those areas remain positive.

Within the equity portfolio, there were no noticeable shifts in positioning as the majority of our activity focused on bottom-up stock selection. Our sales included names that reached or approached our target prices, such as Caterpillar, GlaxoSmithKline, and Exelon. Our purchases focused on stocks with more attractive valuation characteristics, such as AstraZeneca, the U.K.-based drug company, and Xcel Energy, the regulated utility based in the Midwest.

The dominant theme guiding the fund’s investment strategy is our commitment to provide shareholders with an attractive level of income by investing in high-quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and meaningful weighting in high-yielding, interest rate-sensitive stocks.

Respectfully,

John C. Keogh, Senior Vice President and
Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Vice President and
Equity Portfolio Manager

Wellington Management Company, LLP

April 20, 2010

Wellesley Income Fund

Fund Profile
As of March 31, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWINX		VWIAX
Expense Ratio[1]	0.31%		0.21%
30-Day SEC
Yield	3.22%		3.32%

Equity Characteristics
	FTSE High		DJ
	Dividend		U.S. Total
		Yield	Market
	Fund	Index	Index
Number of Stocks	54	562	4,159
Median Market Cap $54.9B		$54.9B	$31.4B
Price/Earnings Ratio	13.7x	17.3x	23.0x
Price/Book Ratio	2.2x	2.3x	2.2x
Return on Equity	21.2%	21.7%	19.1%
Earnings Growth Rate	1.2%	4.3%	6.9%
Dividend Yield	3.8%	3.0%	1.7%
Foreign Holdings	7.4%	0.0%	0.0%
Turnover Rate
(Annualized)	22%	—	—
Short-Term Reserves	3.8%	—	—

Fixed Income Characteristics
		Barclays Barclays
		Credit Aggregate
	A or Better		Bond
	Fund	Index	Index
Number of Bonds	366	2,121	8,257
Average Quality	Aa3	Aa3/A1	Aa1/Aa2
Yield to Maturity
(before expenses)	3.7%	3.9%	3.5%
Average Coupon	5.2%	5.3%	4.6%
Average Duration	5.8 years	6.0 years	4.7 years
Average Effective
Maturity	9.2 years	9.3 years	7.0 years
Average quality: Moody’s Investors Service.

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.96	0.79
Beta	0.87	0.39

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)

BP PLC ADR	Integrated Oil &
	Gas	4.4%
Merck & Co. Inc.	Pharmaceuticals	4.2
Chevron Corp.	Integrated Oil &
	Gas	3.9
Home Depot Inc.	Home
	Improvement Retail	3.8
Pfizer Inc.	Pharmaceuticals	3.6
Johnson & Johnson	Pharmaceuticals	3.5
Kimberly-Clark Corp.	Household
	Products	3.1
Toronto-Dominion Bank	Diversified Banks	3.0
McDonald's Corp.	Restaurants	2.6
General Electric Co.	Industrial
	Conglomerates	2.5
Top Ten		34.6%
Top Ten as % of Total Net Assets		13.4%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 27, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended March 31, 2010, the annualized expense ratios were 0.29% for Investor Shares and 0.19% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)

		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	Index
Consumer
Discretionary	12.1%	8.4%	11.0%
Consumer Staples	14.3	17.6	9.8
Energy	12.2	10.6	10.0
Financials	15.0	10.9	17.3
Health Care	12.6	12.3	12.4
Industrials	13.1	15.7	10.9
Information
Technology	6.3	9.5	18.5
Materials	4.8	3.6	4.0
Telecommunication
Services	3.2	4.5	2.6
Utilities	6.4	6.9	3.5

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	0.1%
Finance	32.2
Foreign	7.1
Government Mortgage-Backed	3.3
Industrial	29.9
Treasury/Agency	13.4
Utilities	8.9
Other	5.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed income portfolio)

Aaa	20.1%
Aa	21.9
A	37.4
Baa	14.1
Ba	0.6
Not Rated	5.9

Ratings: Moody’s Investors Service.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1999, Through March 31, 2010

Wellesley Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays Capital U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

Note: For 2010, performance data reflect the six months ended March 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1970	27.81%	5.57%	4.68%	2.42%	7.10%
Admiral Shares	5/14/2001	27.87	5.67	4.71[1]	1.37[1]	6.08[1]
1 Return since inception.

Vanguard fund total returns do not include any transaction or account fees that applied in the periods shown. Fund prospectuses provide information about current fees.

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (9.7%)
U.S. Government Securities (6.7%)
	United States Treasury Note/Bond	2.375%	8/31/10	16,500	16,644
	United States Treasury Note/Bond	1.000%	7/31/11	400,000	402,064
	United States Treasury Note/Bond	1.000%	9/30/11	291,755	292,939
	United States Treasury Note/Bond	1.375%	5/15/12	235,000	236,469
	United States Treasury Note/Bond	4.375%	11/15/39	113,175	107,022
					1,055,138
Agency Bonds and Notes (1.1%)
1	Citigroup Inc.	2.875%	12/9/11	25,000	25,784
	Egypt Government AID Bonds	4.450%	9/15/15	22,500	23,913
2	Federal Home Loan Mortgage Corp.	4.750%	11/17/15	50,000	54,299
1	General Electric Capital Corp.	3.000%	12/9/11	17,000	17,577
1	General Electric Capital Corp.	2.000%	9/28/12	24,495	24,803
2	Tennessee Valley Authority	4.375%	6/15/15	35,000	37,296
					183,672
Conventional Mortgage-Backed Securities (1.9%)
2,3	Fannie Mae Pool	5.500%	3/1/11–3/1/25	243,073	259,966
2,3	Federal National Mortgage Assn.	5.500%	3/1/13–11/1/24	4,209	4,492
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	211	228
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	34,508	37,307
					301,993
Total U.S. Government and Agency Obligations (Cost $1,533,347)					1,540,803
Asset-Backed/Commercial Mortgage-Backed Securities (0.1%)
3	Ford Credit Auto Owner Trust	2.170%	10/15/13	7,180	7,306
3	Hyundai Auto Receivables Trust	2.030%	8/15/13	5,595	5,652
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $12,774)					12,958
Corporate Bonds (41.4%)
Finance (18.8%)
	Banking (13.5%)
	American Express Co.	7.250%	5/20/14	17,000	19,237
	American Express Co.	5.500%	9/12/16	25,000	26,221
	American Express Co.	6.150%	8/28/17	35,000	37,711
4	ANZ National Int'l Ltd.	2.375%	12/21/12	10,890	10,877
4	ANZ National International Ltd.	6.200%	7/19/13	18,665	20,612
	Bank of America Corp.	4.875%	1/15/13	43,100	45,080
	Bank of America Corp.	7.375%	5/15/14	12,590	14,155
	Bank of America Corp.	5.375%	6/15/14	25,525	26,787

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bank of America Corp.	5.625%	10/14/16	22,500	23,169
Bank of New York Mellon Corp.	4.300%	5/15/14	24,670	26,000
Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	52,815
Bank of Nova Scotia	3.400%	1/22/15	47,000	47,239
Bank One Corp.	7.750%	7/15/25	25,000	28,262
Barclays Bank PLC	5.000%	9/22/16	12,865	13,233
Barclays Bank PLC	6.750%	5/22/19	18,605	20,545
BB&T Corp.	4.750%	10/1/12	16,000	16,850
BB&T Corp.	5.250%	11/1/19	19,000	19,094
BNP Paribas	3.250%	3/11/15	14,770	14,705
Capital One Financial Corp.	7.375%	5/23/14	18,335	20,970
Citicorp	6.650%	12/15/10	25,000	25,669
Citigroup Inc.	6.500%	1/18/11	10,000	10,405
Citigroup Inc.	8.500%	5/22/19	18,000	21,024
Citigroup Inc.	6.625%	6/15/32	9,000	8,413
Citigroup Inc.	6.000%	10/31/33	15,000	13,128
Citigroup Inc.	5.850%	12/11/34	15,000	13,608
Citigroup Inc.	6.125%	8/25/36	50,000	43,488
Citigroup Inc.	8.125%	7/15/39	3,380	3,889
4 Commonwealth Bank of Australia	3.750%	10/15/14	26,000	26,266
Credit Suisse AG	5.400%	1/14/20	22,000	22,192
Credit Suisse USA Inc.	5.125%	1/15/14	23,825	25,383
Credit Suisse USA Inc.	4.875%	1/15/15	28,400	30,130
Credit Suisse USA Inc.	7.125%	7/15/32	13,300	15,791
Deutsche Bank AG	4.875%	5/20/13	30,000	32,129
Deutsche Bank AG	3.450%	3/30/15	24,000	23,807
Goldman Sachs Group Inc.	4.750%	7/15/13	18,000	19,043
Goldman Sachs Group Inc.	5.250%	10/15/13	29,400	31,616
Goldman Sachs Group Inc.	6.000%	5/1/14	16,695	18,293
Goldman Sachs Group Inc.	6.250%	9/1/17	39,000	41,925
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	23,699
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	19,655
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	23,974
4 HBOS PLC	6.000%	11/1/33	19,000	14,480
HSBC Bank USA NA	4.625%	4/1/14	13,100	13,655
HSBC Bank USA NA	5.875%	11/1/34	21,000	20,331
HSBC Holdings PLC	7.625%	5/17/32	15,800	17,713
HSBC Holdings PLC	6.500%	5/2/36	22,000	22,796
4 ING Bank NV	2.650%	1/14/13	22,000	21,913
JPMorgan Chase & Co.	5.750%	1/2/13	14,000	15,165
JPMorgan Chase & Co.	4.750%	5/1/13	8,000	8,538
JPMorgan Chase & Co.	4.650%	6/1/14	16,500	17,431
JPMorgan Chase & Co.	5.125%	9/15/14	9,665	10,237
JPMorgan Chase & Co.	3.700%	1/20/15	24,000	24,138
JPMorgan Chase & Co.	6.300%	4/23/19	43,000	47,246
3 JPMorgan Chase & Co.	7.900%	12/29/49	23,350	24,809
4 Lloyds TSB Bank PLC	4.375%	1/12/15	14,665	14,424
Mellon Funding Corp.	5.000%	12/1/14	12,000	12,869
Merrill Lynch & Co. Inc.	5.000%	2/3/14	15,000	15,458
Merrill Lynch & Co. Inc.	6.875%	4/25/18	20,000	21,549
Merrill Lynch & Co. Inc.	6.110%	1/29/37	30,000	27,746
Morgan Stanley	5.300%	3/1/13	37,925	40,297
Morgan Stanley	6.000%	5/13/14	15,000	16,178
Morgan Stanley	7.300%	5/13/19	31,455	34,745
Morgan Stanley	7.250%	4/1/32	51,100	58,656
4 National Australia Bank Ltd.	4.800%	4/6/10	21,000	21,000

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
National City Bank	5.800%	6/7/17	50,000	52,218
National City Bank of Pennsylvania	7.250%	10/21/11	22,000	23,577
4 Nordea Bank AB	3.700%	11/13/14	12,155	12,219
Northern Trust Co.	4.600%	2/1/13	10,000	10,610
Northern Trust Corp.	4.625%	5/1/14	6,130	6,551
PNC Bank NA	5.250%	1/15/17	16,000	16,241
3 PNC Financial Services Group Inc.	8.250%	5/31/49	12,000	12,720
PNC Funding Corp.	4.250%	9/21/15	5,765	5,958
4 Rabobank Nederland NV	3.200%	3/11/15	28,000	27,650
Regions Financial Corp.	7.000%	3/1/11	23,000	23,271
Royal Bank of Canada	5.650%	7/20/11	20,000	21,219
Royal Bank of Scotland Group PLC	5.000%	10/1/14	18,975	18,042
Royal Bank of Scotland PLC	4.875%	3/16/15	27,000	26,926
State Street Corp.	5.375%	4/30/17	55,500	57,448
SunTrust Bank	6.375%	4/1/11	15,000	15,667
4 Svenska Handelsbanken AB	4.875%	6/10/14	29,000	30,601
UBS AG	2.750%	1/8/13	30,000	29,825
UBS AG	3.875%	1/15/15	26,000	25,828
US Bancorp	2.875%	11/20/14	17,000	16,794
US Bank NA	6.375%	8/1/11	25,000	26,677
US Bank NA	4.950%	10/30/14	12,400	13,272
Wachovia Bank NA	4.800%	11/1/14	19,640	20,267
Wachovia Corp.	4.875%	2/15/14	19,250	20,036
Wachovia Corp.	5.250%	8/1/14	14,495	15,278
Wachovia Corp.	6.605%	10/1/25	15,000	14,982
Wells Fargo & Co.	3.750%	10/1/14	20,000	20,266
Wells Fargo & Co.	3.625%	4/15/15	11,400	11,388
Wells Fargo Bank NA	5.950%	8/26/36	25,000	23,826
Wells Fargo Financial Inc.	5.500%	8/1/12	34,100	36,676

Brokerage (0.1%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	6,684
Charles Schwab Corp.	4.950%	6/1/14	7,650	8,188
Nomura Holdings Inc.	5.000%	3/4/15	10,295	10,486

Finance Companies (1.2%)
General Electric Capital Corp.	5.450%	1/15/13	25,550	27,628
General Electric Capital Corp.	5.900%	5/13/14	10,565	11,632
General Electric Capital Corp.	6.750%	3/15/32	75,000	79,281
General Electric Capital Corp.	5.875%	1/14/38	25,000	23,714
General Electric Capital Corp.	6.875%	1/10/39	33,000	35,422
HSBC Finance Corp.	4.750%	7/15/13	12,225	12,840

Insurance (2.9%)
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	16,112
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	16,291
Aetna Inc.	6.500%	9/15/18	5,395	6,012
Allstate Corp.	7.500%	6/15/13	20,000	22,555
Allstate Corp.	6.200%	5/16/14	7,000	7,805
Allstate Corp.	7.450%	5/16/19	10,000	11,708
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	33,862
Genworth Global Funding Trusts	5.125%	3/15/11	17,635	18,157
Genworth Global Funding Trusts	5.750%	5/15/13	10,000	10,329
4 Genworth Life Institutional Funding Trust	5.875%	5/3/13	12,000	12,244
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	16,862
Hartford Financial Services Group Inc.	6.100%	10/1/41	26,000	23,292

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	23,775
4 MassMutual Global Funding II	3.625%	7/16/12	11,248	11,488
4 Metropolitan Life Global Funding I	2.875%	9/17/12	16,000	16,204
4 Metropolitan Life Global Funding I	5.125%	4/10/13	15,000	16,045
4 Metropolitan Life Global Funding I	5.125%	6/10/14	15,000	15,974
4 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	26,471
4 New York Life Insurance Co.	5.875%	5/15/33	44,785	43,027
Principal Life Income Funding Trusts	5.125%	3/1/11	18,895	19,544
Prudential Financial Inc.	5.800%	6/15/12	29,165	31,365
Prudential Financial Inc.	5.100%	9/20/14	12,000	12,689
Prudential Financial Inc.	4.750%	6/13/15	21,000	21,590
Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,368
UnitedHealth Group Inc.	6.000%	2/15/18	19,000	20,255

Other Finance (0.2%)
NYSE Euronext	4.800%	6/28/13	24,540	26,294

Real Estate Investment Trusts (0.9%)
HCP Inc.	6.000%	1/30/17	20,000	19,950
ProLogis	6.875%	3/15/20	16,075	15,827
Simon Property Group LP	5.100%	6/15/15	16,000	16,485
Simon Property Group LP	5.250%	12/1/16	5,000	4,949
Simon Property Group LP	5.875%	3/1/17	25,000	25,555
Simon Property Group LP	6.125%	5/30/18	6,625	6,791
4 WEA Finance LLC	7.125%	4/15/18	21,425	23,249
4 WEA Finance LLC / WT Finance Aust Pty Ltd.	7.500%	6/2/14	25,000	27,943
				2,980,438
Industrial (17.4%)
Basic Industry (1.1%)
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	33,500	35,987
EI du Pont de Nemours & Co.	4.125%	3/6/13	27,200	28,528
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	14,449
Praxair Inc.	6.375%	4/1/12	25,000	27,411
Rio Tinto Alcan Inc.	4.875%	9/15/12	10,500	11,075
Rio Tinto Alcan Inc.	4.500%	5/15/13	22,300	23,422
Rio Tinto Finance USA Ltd.	5.875%	7/15/13	25,000	27,376

Capital Goods (2.3%)
3M Co.	6.375%	2/15/28	25,000	27,564
Caterpillar Financial Services Corp.	2.000%	4/5/13	9,880	9,863
Caterpillar Inc.	6.950%	5/1/42	15,000	16,751
Deere & Co.	4.375%	10/16/19	13,090	13,011
Dover Corp.	4.875%	10/15/15	10,000	10,827
Eaton Corp.	5.750%	7/15/12	15,600	17,010
Eaton Corp.	5.300%	3/15/17	20,000	20,940
Eaton Corp.	6.500%	6/1/25	10,000	10,424
General Dynamics Corp.	4.250%	5/15/13	41,100	43,871
4 Hutchison Whampoa International 09/16 Ltd.	4.625%	9/11/15	12,000	12,349
4 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	12,366
Ingersoll-Rand Global Holding Co. Ltd.	6.000%	8/15/13	7,000	7,682
John Deere Capital Corp.	7.000%	3/15/12	25,000	27,680
John Deere Capital Corp.	2.950%	3/9/15	6,595	6,586
Pactiv Corp.	8.125%	6/15/17	20,000	23,427
4 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	31,000	33,767
Tyco International Finance SA	6.000%	11/15/13	20,800	22,980

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United Technologies Corp.	7.125%	11/15/10	9,150	9,521
United Technologies Corp.	4.875%	5/1/15	15,000	16,271
United Technologies Corp.	4.500%	4/15/20	24,170	24,257

Communication (4.7%)
AT&T Inc.	6.250%	3/15/11	15,500	16,294
AT&T Inc.	6.500%	9/1/37	50,000	51,511
BellSouth Corp.	6.000%	10/15/11	31,000	33,328
BellSouth Corp.	6.000%	11/15/34	34,000	32,865
CBS Corp.	5.750%	4/15/20	3,995	4,015
Cellco Partnership / Verizon Wireless Capital LLC	7.375%	11/15/13	18,000	20,842
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	18,000	19,684
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	12,500	15,595
Comcast Corp.	6.450%	3/15/37	20,000	20,340
Comcast Corp.	6.950%	8/15/37	45,000	48,556
4 COX Communications Inc.	5.875%	12/1/16	40,000	42,708
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	38,543
France Telecom SA	7.750%	3/1/11	24,000	25,457
France Telecom SA	8.500%	3/1/31	40,000	53,174
Grupo Televisa SA	6.625%	1/15/40	13,805	13,703
Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	29,435
New Cingular Wireless Services Inc.	8.750%	3/1/31	27,000	34,561
News America Inc.	5.650%	8/15/20	4,655	4,865
News America Inc.	6.200%	12/15/34	11,000	10,975
Telefonica Europe BV	7.750%	9/15/10	25,000	25,754
Time Warner Cable Inc.	5.850%	5/1/17	70,000	74,864
Verizon Communications Inc.	5.500%	4/1/17	35,000	37,439
Verizon Communications Inc.	6.100%	4/15/18	11,000	11,994
Verizon Global Funding Corp.	4.375%	6/1/13	14,500	15,424
Verizon New Jersey Inc.	8.000%	6/1/22	14,585	16,689
Verizon Virginia Inc.	7.875%	1/15/22	16,000	18,094
Vodafone Group PLC	5.450%	6/10/19	26,000	27,077

Consumer Cyclical (1.8%)
4 American Honda Finance Corp.	6.700%	10/1/13	25,000	28,189
CVS Caremark Corp.	4.875%	9/15/14	12,000	12,837
CVS Caremark Corp.	6.125%	8/15/16	25,000	27,472
CVS Caremark Corp.	5.750%	6/1/17	25,000	26,855
Daimler Finance North America LLC	6.500%	11/15/13	5,000	5,540
Johnson Controls Inc.	5.000%	3/30/20	5,000	4,967
Lowe's Cos. Inc.	5.000%	10/15/15	15,901	17,401
Lowe's Cos. Inc.	6.650%	9/15/37	5,000	5,604
McDonald's Corp.	5.750%	3/1/12	10,000	10,827
PACCAR Financial Corp.	1.950%	12/17/12	9,820	9,820
Staples Inc.	9.750%	1/15/14	13,450	16,241
Target Corp.	5.875%	3/1/12	31,000	33,594
Target Corp.	6.000%	1/15/18	15,500	17,351
Target Corp.	7.000%	1/15/38	7,500	8,656
Time Warner Inc.	5.875%	11/15/16	39,000	42,668
Walt Disney Co.	5.625%	9/15/16	20,000	22,276

Consumer Noncyclical (5.2%)
Abbott Laboratories	4.350%	3/15/14	20,000	21,243
Amgen Inc.	6.150%	6/1/18	5,000	5,655
Amgen Inc.	5.700%	2/1/19	8,055	8,793
Amgen Inc.	4.500%	3/15/20	1,855	1,849

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
^ Anheuser-Busch Cos. Inc.	6.000%	4/15/11	16,125	16,923
4 Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	8,700	10,325
4 Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	9,487
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	15,000	15,376
AstraZeneca PLC	5.900%	9/15/17	50,000	55,743
Becton Dickinson and Co.	4.550%	4/15/13	25,900	27,530
Bestfoods	6.625%	4/15/28	25,000	27,236
4 Cargill Inc.	6.125%	9/15/36	22,000	21,885
4 Cargill Inc.	6.625%	9/15/37	42,830	45,836
Coca-Cola Co.	5.350%	11/15/17	50,000	54,616
Coca-Cola Enterprises Inc.	7.375%	3/3/14	6,868	8,030
Diageo Capital PLC	5.200%	1/30/13	12,000	12,978
Diageo Capital PLC	5.500%	9/30/16	11,066	12,030
Eli Lilly & Co.	6.000%	3/15/12	10,000	10,932
Eli Lilly & Co.	5.500%	3/15/27	20,000	20,186
Express Scripts Inc.	6.250%	6/15/14	5,065	5,614
General Mills Inc.	5.650%	2/15/19	6,850	7,335
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	10,000	10,625
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	20,000	21,641
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	15,545
Johnson & Johnson	3.800%	5/15/13	9,895	10,481
Johnson & Johnson	6.730%	11/15/23	15,000	17,979
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	28,115
Kraft Foods Inc.	5.625%	11/1/11	12,625	13,413
Kraft Foods Inc.	4.125%	2/9/16	15,000	15,168
Merck & Co. Inc.	5.300%	12/1/13	16,985	18,825
Merck & Co. Inc.	4.000%	6/30/15	13,585	14,219
Merck & Co. Inc.	5.000%	6/30/19	8,000	8,389
PepsiCo Inc.	5.150%	5/15/12	43,869	47,339
PepsiCo Inc.	3.100%	1/15/15	26,000	26,313
Pfizer Inc.	5.350%	3/15/15	19,610	21,581
Pfizer Inc.	6.200%	3/15/19	18,600	20,916
3 Procter & Gamble - Esop	9.360%	1/1/21	21,345	26,560
Procter & Gamble Co.	6.450%	1/15/26	25,000	28,146
Procter & Gamble Co.	5.550%	3/5/37	25,000	25,191
4 Roche Holdings Inc.	6.000%	3/1/19	12,000	13,258
4 SABMiller PLC	6.500%	7/15/18	25,000	27,644
4 Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,160	5,110

Energy (1.3%)
Apache Corp.	6.900%	9/15/18	5,000	5,841
Burlington Resources Finance Co.	6.500%	12/1/11	25,000	27,165
ConocoPhillips	7.000%	3/30/29	11,500	12,908
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	25,000	27,640
EnCana Corp.	6.500%	8/15/34	15,000	15,819
EOG Resources Inc.	5.625%	6/1/19	8,285	8,860
4 Motiva Enterprises LLC	5.750%	1/15/20	2,535	2,654
Shell International Finance BV	3.250%	9/22/15	22,000	22,072
Shell International Finance BV	4.375%	3/25/20	24,000	23,565
Statoil ASA	2.900%	10/15/14	5,720	5,717
Statoil ASA	5.250%	4/15/19	8,895	9,269
Suncor Energy Inc.	5.950%	12/1/34	13,000	12,563
Texaco Capital Inc.	8.625%	4/1/32	25,000	33,646

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Technology (0.9%)
Cisco Systems Inc.	4.450%	1/15/20	21,500	21,342
Dell Inc.	5.875%	6/15/19	18,250	19,716
International Business Machines Corp.	5.700%	9/14/17	41,710	46,053
International Business Machines Corp.	7.000%	10/30/25	25,000	29,657
Oracle Corp.	3.750%	7/8/14	15,000	15,642
Oracle Corp.	6.125%	7/8/39	8,000	8,463
Pitney Bowes Inc.	4.750%	5/15/18	10,000	10,011

Transportation (0.1%)
4 ERAC USA Finance LLC	6.375%	10/15/17	11,290	12,377
				2,756,519
Utilities (5.2%)
Electric (5.1%)
Alabama Power Co.	5.550%	2/1/17	11,765	12,566
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	15,801
Carolina Power & Light Co.	6.300%	4/1/38	1,625	1,745
Consolidated Edison Co. of New York Inc.	5.625%	7/1/12	16,205	17,600
Consolidated Edison Co. of New York Inc.	4.875%	2/1/13	9,700	10,461
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	53,066
Duke Energy Carolinas LLC	6.250%	1/15/12	20,000	21,737
Duke Energy Carolinas LLC	5.250%	1/15/18	29,190	30,840
4 EDP Finance BV	6.000%	2/2/18	50,000	51,781
4 Enel Finance International SA	5.125%	10/7/19	17,000	16,740
4 Enel Finance International SA	6.800%	9/15/37	11,665	12,175
Florida Power & Light Co.	4.850%	2/1/13	12,000	12,889
Florida Power & Light Co.	6.200%	6/1/36	22,452	23,660
Florida Power Corp.	6.650%	7/15/11	25,000	26,676
Georgia Power Co.	5.700%	6/1/17	50,000	54,758
4 Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	11,115	11,167
Midamerican Energy Holdings Co.	6.500%	9/15/37	35,000	37,010
National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	40,000	44,017
National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	12,000	12,817
4 Niagara Mohawk Power Corp.	3.553%	10/1/14	16,500	16,638
Nisource Finance Corp.	6.400%	3/15/18	50,000	53,581
NSTAR	4.500%	11/15/19	1,880	1,868
NSTAR Electric Co.	4.875%	10/15/12	20,800	22,487
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	10,271
Peco Energy Co.	4.750%	10/1/12	12,000	12,807
Potomac Electric Power Co.	6.500%	11/15/37	8,000	8,653
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	2,916
SCANA Corp.	6.875%	5/15/11	25,000	26,449
SCANA Corp.	6.250%	2/1/12	28,930	31,080
Southern California Edison Co.	5.000%	1/15/14	11,800	12,758
Southern California Edison Co.	5.500%	8/15/18	31,730	34,185
Southern Co.	5.300%	1/15/12	20,000	21,331
Virginia Electric and Power Co.	4.750%	3/1/13	16,350	17,565
Virginia Electric and Power Co.	5.950%	9/15/17	50,000	54,102
Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	13,791

Natural Gas (0.1%)
4 DCP Midstream LLC	6.450%	11/3/36	9,375	9,295
				817,283
Total Corporate Bonds (Cost $6,232,456)				6,554,240

Wellesley Income Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (4.2%)
4 Abu Dhabi National Energy Co.	5.875%	10/27/16	10,000	10,213
Asian Development Bank	4.500%	9/4/12	40,000	42,646
Bank Nederlandse Gemeenten	6.000%	3/26/12	50,000	54,491
4 CDP Financial Inc.	4.400%	11/25/19	22,000	21,189
4 EDF SA	4.600%	1/27/20	27,000	26,508
European Investment Bank	4.625%	5/15/14	54,000	58,225
European Investment Bank	4.625%	10/20/15	15,000	15,948
Export Development Canada	4.625%	4/1/10	25,000	24,999
Hydro Quebec	6.300%	5/11/11	50,000	52,973
Japan Bank for International Cooperation/Japan	4.750%	5/25/11	35,000	36,497
Kreditanstalt fuer Wiederaufbau	4.125%	10/15/14	22,000	23,507
Oesterreichische Kontrollbank AG	4.500%	3/9/15	17,000	17,791
Province of Manitoba Canada	4.450%	4/12/10	10,000	10,007
Province of New Brunswick Canada	5.200%	2/21/17	30,000	32,719
Province of Ontario Canada	5.000%	10/18/11	20,000	21,217
Province of Ontario Canada	4.950%	6/1/12	50,000	53,825
Province of Ontario Canada	5.125%	7/17/12	25,000	27,064
Province of Ontario Canada	4.500%	2/3/15	40,000	42,817
Province of Quebec Canada	6.125%	1/22/11	19,500	20,346
Province of Quebec Canada	5.125%	11/14/16	20,000	21,761
4 Qatar Government International Bond	4.000%	1/20/15	17,000	17,315
4 Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	7,855	8,426
4 Republic of Austria	2.000%	11/15/12	18,170	18,397
Total Sovereign Bonds (Cost $625,357)				658,881
Taxable Municipal Bonds (3.0%)
Bay Area Toll Auth. CA Toll Bridge Rev.	6.263%	4/1/49	21,000	21,195
Chicago IL Metro. Water Reclamation Dist. GO	5.720%	12/1/38	4,445	4,488
Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	22,485	24,030
District of Columbia Income Tax Rev.	5.591%	12/1/34	6,480	6,446
Duke Univ. North Carolina Rev.	5.850%	4/1/37	62,165	63,702
Illinois State Tollway Highway Auth.
Toll Highway Rev.	6.184%	1/1/34	15,840	16,044
Los Angeles CA Dept. of Water & Power Rev.	6.008%	7/1/39	5,480	5,389
Los Angeles CA USD GO	5.750%	7/1/34	30,000	27,613
Maryland Transp. Auth. Rev.	5.888%	7/1/43	11,895	11,995
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.715%	8/15/39	22,000	22,191
New Jersey Econ. Dev. Auth.	7.425%	2/15/29	46,080	50,792
New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	18,975	22,055
North Texas Tollway Auth. Rev.	6.718%	1/1/49	31,250	32,882
Oregon GO	4.759%	6/30/28	15,000	12,466
Port Auth. of New York & New Jersey Rev.	5.859%	12/1/24	6,515	6,761
Port Auth. of New York & New Jersey Rev.	6.040%	12/1/29	3,815	3,939
President and Fellows of Harvard College	6.300%	10/1/37	68,000	70,820
Princeton University	5.700%	3/1/39	13,020	13,385
San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	5,575	5,830
Univ. of California Regents	6.583%	5/15/49	12,635	13,029
Univ. of California Rev.	5.770%	5/15/43	23,675	22,826
Wisconsin GO	5.700%	5/1/26	9,000	9,042
Total Taxable Municipal Bonds (Cost $468,858)				466,920

Wellesley Income Fund

		Market
		Value•
	Shares	($000)
Common Stocks (38.1%)
Consumer Discretionary (4.6%)
Home Depot Inc.	7,108,100	229,947
McDonald's Corp.	2,339,800	156,111
Genuine Parts Co.	3,289,100	138,932
Stanley Black & Decker Inc.	1,735,600	99,641
Mattel Inc.	3,077,400	69,980
VF Corp.	457,020	36,630
		731,241
Consumer Staples (5.5%)
Kimberly-Clark Corp.	2,930,700	184,283
Philip Morris International Inc.	2,577,400	134,437
Altria Group Inc.	5,264,500	108,028
Kraft Foods Inc.	3,311,400	100,137
PepsiCo Inc.	1,195,500	79,094
Sysco Corp.	2,461,700	72,620
Unilever NV	2,370,400	71,491
HJ Heinz Co.	1,476,500	67,343
Lorillard Inc.	604,400	45,475
		862,908
Energy (4.6%)
BP PLC ADR	4,657,000	265,775
Chevron Corp.	3,136,200	237,818
Total SA ADR	2,201,300	127,720
ConocoPhillips	1,992,600	101,961
		733,274
Financials (5.7%)
Toronto-Dominion Bank	2,448,700	182,624
^ M&T Bank Corp.	1,786,600	141,820
HSBC Holdings PLC	11,638,000	117,938
Marsh & McLennan Cos. Inc.	4,789,100	116,950
Standard Chartered PLC	3,569,194	97,287
Chubb Corp.	1,214,800	62,987
Aflac Inc.	962,700	52,265
Allstate Corp.	1,615,100	52,184
Credit Suisse Group AG ADR	969,700	49,823
National Bank of Canada	375,000	22,833
		896,711
Health Care (4.8%)
Merck & Co. Inc.	6,761,250	252,533
Pfizer Inc.	12,628,900	216,586
Johnson & Johnson	3,280,300	213,875
^ AstraZeneca PLC ADR	1,684,800	75,344
		758,338
Industrials (5.0%)
General Electric Co.	8,214,200	149,498
3M Co.	1,779,800	148,738
Waste Management Inc.	3,949,100	135,967
Eaton Corp.	1,690,300	128,074
Emerson Electric Co.	2,173,200	109,399
Illinois Tool Works Inc.	1,796,600	85,087
Schneider Electric SA	306,630	35,824
		792,587

Wellesley Income Fund

				Market
				Value•
			Shares	($000)
Information Technology (2.4%)
Intel Corp.			5,868,100	130,624
Maxim Integrated Products Inc.			6,464,600	125,349
Analog Devices Inc.			2,638,200	76,033
Taiwan Semiconductor Manufacturing Co. Ltd. ADR			4,835,000	50,719
				382,725
Materials (1.9%)
EI du Pont de Nemours & Co.			3,132,900	116,669
PPG Industries Inc.			1,595,300	104,333
Packaging Corp. of America			2,822,200	69,454
				290,456
Telecommunication Services (1.2%)
AT&T Inc.			5,715,880	147,699
Verizon Communications Inc.			1,532,600	47,541
				195,240
Utilities (2.4%)
Dominion Resources Inc.			2,685,500	110,401
Xcel Energy Inc.			3,880,500	82,266
Cia Energetica de Minas Gerais ADR			4,201,200	69,908
American Electric Power Co. Inc.			2,034,200	69,529
FPL Group Inc.			1,090,400	52,699
				384,803
Total Common Stocks (Cost $4,977,001)				6,028,283

				Market
		Maturity		Value•
	Coupon	Date	Shares	($000)
Temporary Cash Investments (4.4%)
Money Market Fund (0.5%)
5,6 Vanguard Market Liquidity Fund	0.183%		85,571,000	85,571

			Face
			Amount
			($000)
Repurchase Agreement (3.9%)
Goldman Sachs & Co. (Dated 3/31/10,
Repurchase Value $608,100,000, collateralized
by Government National Mortgage Assn.
5.500%–6.000%, 8/15/39–8/20/39)	0.010%	4/1/10	608,100	608,100
Total Temporary Cash Investments (Cost $693,671)				693,671
Total Investments (100.9%) (Cost $14,543,464)				15,955,756
Other Assets and Liabilities (-0.9%)
Other Assets[7]				200,622
Liabilities[6]				(340,435)
				(139,813)
Net Assets (100%)				15,815,943

Wellesley Income Fund

At March 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	15,127,030
Overdistributed Net Investment Income	(20,780)
Accumulated Net Realized Losses	(705,609)
Unrealized Appreciation (Depreciation)
Investment Securities	1,412,292
Futures Contracts	2,250
Swap Contracts	752
Foreign Currencies	8
Net Assets	15,815,943

Investor Shares—Net Assets
Applicable to 433,089,375 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,984,718
Net Asset Value Per Share—Investor Shares	$20.75

Admiral Shares—Net Assets
Applicable to 135,915,829 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,831,225
Net Asset Value Per Share—Admiral Shares	$50.26

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $82,951,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate value of these securities was $914,261,000, representing 5.8% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $85,571,000 of collateral received for securities on loan.
7 Cash of $2,837,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
USD—United School District.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Six Months Ended
March 31, 2010
($000)
Investment Income
Income
Dividends[1]	112,842
Interest	207,548
Security Lending	1,571
Total Income	321,961
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,758
Performance Adjustment	692
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,812
Management and Administrative—Admiral Shares	3,563
Marketing and Distribution—Investor Shares	796
Marketing and Distribution—Admiral Shares	484
Custodian Fees	46
Shareholders’ Reports—Investor Shares	96
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	14
Total Expenses	18,279
Net Investment Income	303,682
Realized Net Gain (Loss)
Investment Securities Sold	129,463
Futures Contracts	(9,046)
Swap Contracts	408
Foreign Currencies	(84)
Realized Net Gain (Loss)	120,741
Change in Unrealized Appreciation (Depreciation)
Investment Securities	431,759
Futures Contracts	2,250
Swap Contracts	752
Foreign Currencies	60
Change in Unrealized Appreciation (Depreciation)	434,821
Net Increase (Decrease) in Net Assets Resulting from Operations	859,244
1 Dividends are net of foreign withholding taxes of $1,450,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	303,682	593,858
Realized Net Gain (Loss)	120,741	(773,577)
Change in Unrealized Appreciation (Depreciation)	434,821	1,274,194
Net Increase (Decrease) in Net Assets Resulting from Operations	859,244	1,094,475
Distributions
Net Investment Income
Investor Shares	(178,291)	(346,058)
Admiral Shares	(136,623)	(250,014)
Realized Capital Gain
Investor Shares	—	(116,598)
Admiral Shares	—	(82,204)
Total Distributions	(314,914)	(794,874)
Capital Share Transactions
Investor Shares	651,265	565,289
Admiral Shares	825,387	533,245
Net Increase (Decrease) from Capital Share Transactions	1,476,652	1,098,534
Total Increase (Decrease)	2,020,982	1,398,135
Net Assets
Beginning of Period	13,794,961	12,396,826
End of Period[1]	15,815,943	13,794,961

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($20,780,000) and ($9,872,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$19.98	$19.60	$22.30	$21.95	$21.66	$21.11
Investment Operations
Net Investment Income	.412	.914	.981	.933	.904	.851
Net Realized and Unrealized Gain (Loss)
on Investments	.784	.703	(2.421)	1.015	.673	.592
Total from Investment Operations	1.196	1.617	(1.440)	1.948	1.577	1.443
Distributions
Dividends from Net Investment Income	(.426)	(.916)	(1.002)	(.926)	(.903)	(.855)
Distributions from Realized Capital Gains	—	(.321)	(.258)	(.672)	(.384)	(.038)
Total Distributions	(.426)	(1.237)	(1.260)	(1.598)	(1.287)	(.893)
Net Asset Value, End of Period	$20.75	$19.98	$19.60	$22.30	$21.95	$21.66

Total Return[1]	6.02%	9.01%	-6.72%	9.16%	7.61%	6.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,985	$8,021	$7,281	$8,038	$7,580	$7,954
Ratio of Total Expenses to
Average Net Assets[2]	0.29%[3]	0.31%	0.25%	0.25%	0.25%	0.24%
Ratio of Net Investment Income to
Average Net Assets	4.08%[3]	5.00%	4.60%	4.21%	4.21%	3.98%
Portfolio Turnover Rate	22%[3]	53%	27%	21%	19%	18%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.00%, (0.01%), and 0.00%.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$48.41	$47.48	$54.02	$53.18	$52.47	$51.16
Investment Operations
Net Investment Income	1.023	2.259	2.430	2.312	2.247	2.121
Net Realized and Unrealized Gain (Loss)
on Investments	1.882	1.713	(5.865)	2.454	1.638	1.413
Total from Investment Operations	2.905	3.972	(3.435)	4.766	3.885	3.534
Distributions
Dividends from Net Investment Income	(1.055)	(2.264)	(2.480)	(2.298)	(2.245)	(2.131)
Distributions from Realized Capital Gains	—	(.778)	(.625)	(1.628)	(.930)	(.093)
Total Distributions	(1.055)	(3.042)	(3.105)	(3.926)	(3.175)	(2.224)
Net Asset Value, End of Period	$50.26	$48.41	$47.48	$54.02	$53.18	$52.47

Total Return	6.03%	9.14%	-6.63%	9.25%	7.74%	7.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,831	$5,774	$5,116	$5,450	$4,618	$4,027
Ratio of Total Expenses to
Average Net Assets[1]	0.19%[2]	0.21%	0.15%	0.15%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	4.18%[2]	5.10%	4.70%	4.31%	4.32%	4.05%
Portfolio Turnover Rate	22%[2]	53%	27%	21%	19%	18%

1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.00%, (0.01%), and 0.00%.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Wellesley Income Fund

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

5. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgagedollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

Wellesley Income Fund

6. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and for the period ended March 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays Capital U.S. Credit A or Better Bond Index and a stock component. The stock component is represented by the S&P 500/Citigroup Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunications Services Index for periods through September 30, 2007, and by the FTSE High Dividend Yield Index beginning October 1, 2007. The benchmark change will be fully phased in by September 2010. For the six months ended March 31, 2010, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $692,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2010, the fund had contributed capital of $2,983,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Wellesley Income Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,540,803	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	12,958	—
Corporate Bonds	—	6,554,240	—
Sovereign Bonds	—	658,881	—
Taxable Municipal Bonds	—	466,920	—
Common Stocks	5,777,235	251,048	—
Temporary Cash Investments	85,571	608,100	—
Futures Contracts—Liabilities[1]	(806)	—	—
Swap Contracts—Assets	—	752	—
Total	5,862,000	10,093,702	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2010, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	752	752
Liabilities	(806)	—	(806)

Wellesley Income Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2010, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(9,046)	—	(9,046)
Swap Contracts	—	408	408
Realized Net Gain (Loss) on Derivatives	(9,046)	408	(8,638)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,250	—	2,250
Swap Contracts	—	752	752
Change in Unrealized Appreciation (Depreciation) on Derivatives	2,250	752	3,002

At March 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year United States Treasury Note	June 2010	(2,579)	(299,809)	2,250

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2010, the portfolio had the following open swap contracts:

Credit Default Swaps
				Up-Front
				Premium	Periodic	Unrealized
			Notional	Received	Premium	Appreciation
	Termination		Amount	(Paid)	Received	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(Paid)	($000)
Credit Protection Sold/
Moody’s Rating
CDX—IG13—5yr/Baa1[2]	12/20/14	GSI	147,000	(564)	1.000%	752

1 GSI—Goldman Sachs International.
2 Investment Grade Corporate Credit Default Swap Index-Version II.

At March 31, 2010, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the fund in connection with open swap contracts.

Wellesley Income Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2010, the fund realized net foreign currency losses of $84,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $408,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2009, the fund realized losses of $825,836,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At March 31, 2010, the cost of investment securities for tax purposes was $14,543,464,000. Net unrealized appreciation of investment securities for tax purposes was $1,412,292,000, consisting of unrealized gains of $1,642,893,000 on securities that had risen in value since their purchase and $230,601,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended March 31, 2010, the fund purchased $1,867,723,000 of investment securities and sold $979,782,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $799,840,000 and $598,158,000, respectively.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2010		September 30, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,341,359	65,496	1,583,179	86,433
Issued in Lieu of Cash Distributions	162,273	7,901	421,570	23,065
Redeemed	(852,367)	(41,737)	(1,439,460)	(79,544)
Net Increase (Decrease)—Investor Shares	651,265	31,660	565,289	29,954
Admiral Shares
Issued	1,076,728	21,733	1,091,211	24,462
Issued in Lieu of Cash Distributions	111,657	2,244	275,479	6,219
Redeemed	(362,998)	(7,327)	(833,445)	(19,164)
Net Increase (Decrease)—Admiral Shares	825,387	16,650	533,245	11,517

I. In preparing the financial statements as of March 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2009	3/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,060.20	$1.49
Admiral Shares	1,000.00	1,060.35	0.98
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.49	$1.46
Admiral Shares	1,000.00	1,023.98	0.96

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.19% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q272 052010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND
By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 21, 2010

VANGUARD WELLESLEY INCOME FUND
By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 21, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, is Incorporated by Reference.